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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2002


                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   333-04343-01             76-0502785
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)         IDENTIFICATION NO.)


                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)


                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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EXPLANATORY NOTE

This Form 8-K/A amends the current report on Form 8-K filed on December 23, 2002 to include additional information regarding the previously announced disposition of certain assets made on December 19, 2002 by Sterling Chemicals, Inc. and certain of its subsidiaries (collectively, "Sterling Chemicals").

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 19, 2002, Sterling Chemicals completed the previously announced sale of its pulp chemicals business to Superior Propane Inc. for a gross purchase price of US$375 million, which resulted in net cash proceeds of approximately US$358 million after debt retirement and payment of expenses and after giving effect to certain closing adjustments. Sterling Chemical's pulp chemicals business is headquartered in Toronto, Ontario, and comprises six North American manufacturing plants, including facilities in Grand Prairie, Alberta; Saskatoon, Saskatchewan; Thunder Bay, Ontario; Vancouver, British Columbia; Buchingham, Quebec; and Valdosta, Georgia. The business produces and markets pulp chemicals and provides large-scale chlorine dioxide generators to the pulp and paper industry.

         From the net proceeds of the sale of the pulp chemicals business, Sterling Chemicals retained $80 million to fund its obligations and ongoing operations. The balance of the net proceeds were paid to Sterling Chemical's senior secured noteholders, who also received secured notes equal to the remaining amount of their secured claims in Sterling Chemical's plan of reorganization. In a separate transaction, Sterling disposed of its acrylic fibers business for nominal consideration in accordance with Sterling Chemical's plan of reorganization.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION.

     The required pro forma financial information is included as Exhibit 99.2 hereto and is incorporated by reference herein.

(c)  EXHIBITS.

#Exhibit 2.1       Plan Supplement Pursuant to Section 12.15 to Joint Plan of
                   Reorganization of Sterling Chemicals Holdings, Inc., et al.,
                   Debtors, dated November 13, 2002 (forms of reorganization documents) (included as Exhibit 2.3 to Sterling Chemical's
                   Form 8-K filed with the Commission on November 26, 2002 and incorporated by reference herein).

+Exhibit 99.1      Press release dated December 19, 2002 announcing Sterling
                   Chemicals' emergence from bankruptcy and the execution of a $100 million revolving credit facility.

*Exhibit 99.2      Unaudited pro forma consolidated financial statements of
                   operations for the year ended September 30, 2002, and unaudited pro forma balance sheet as of September 30, 2002, giving effect to the disposition of the pulp chemicals and fibers businesses.

--------------------
#  Incorporated by reference.
+  Previously filed.
*  Filed herewith.

ITEM 9.  REGULATION FD DISCLOSURE.

     On September 19, 2002, Sterling Chemicals, Inc. issued a press release announcing its emergence from bankruptcy with $60 million in new equity and the execution of a $100 million revolving credit facility led by The CIT Group/Business Credit, Inc. A copy of the press release is set forth as Exhibit
99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation
FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STERLING CHEMICALS INC.

Date:  January 9, 2003

                                            By: /s/ PAUL G. VANDERHOVEN
                                                --------------------------------
                                                Paul G. Vanderhoven,
                                                Vice President - Finance and
                                                Chief Financial Officer



                                      -2-
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                                  EXHIBIT INDEX

#Exhibit 2.1       Plan Supplement Pursuant to Section 12.15 to Joint Plan of
                   Reorganization of Sterling Chemicals Holdings, Inc., et al.,
                   Debtors, dated November 13, 2002 (forms of reorganization documents) (included as Exhibit 2.3 to Sterling Chemical's
                   Form 8-K filed with the Commission on November 26, 2002 and incorporated by reference herein).

+Exhibit 99.1      Press release dated December 19, 2002 announcing Sterling
                   Chemicals' emergence from bankruptcy and the execution of a $100 million revolving credit facility.

*Exhibit 99.2      Unaudited pro forma consolidated financial statements of
                   operations for the year ended September 30, 2002, and unaudited pro forma balance sheet as of September 30, 2002, giving effect to the disposition of the pulp chemicals and fibers businesses.

--------------------
#  Incorporated by reference.
+  Previously filed.
*  Filed herewith.